American Century World Mutual Funds, Inc. Prospectus Supplement International Value Fund
Supplement dated August 26, 2010 ¡ Prospectus dated March 1, 2010

Effective September 1, 2010:

The following replaces the Portfolio Management section on page 5.

Portfolio Management

Investment Advisors

American Century Investment Management, Inc. and Templeton Investment Counsel, LLC

Portfolio Managers

Gary P. Motyl, CFA, Chief Investment Officer of Templeton Global Equity Group and President of Templeton, has been a member of the team that manages the fund since 2004.

Neil Devlin, CFA, Executive Vice President of Templeton Global Equity Group, has been a member of the team that manages the fund since 2010.

The following replaces The Investment Advisor section on page 8.

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate. The advisor has hired Templeton Investment Counsel, LLC (Templeton), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, a wholly owned indirect subsidiary of Franklin Resources, Inc., as a subadvisor to make day-to-day investment decisions for the fund. Templeton performs this function under the supervision of the advisor and the fund’s Board of Directors.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, the fund’s strategy assets currently do not include assets of other client accounts. In addition, if such assets are acquired in the future, they may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended November 30, 2009	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
International Value	1.30%	1.10%	1.30%	1.30%	1.30%	1.30%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor, as well as the subadvisory agreement between the advisor and Templeton, is available in the fund’s report to shareholders dated May 28, 2010.

The following replaces The Fund Management Team section on page 9.

The Fund Management Team

The advisor provides investment advisory and management services for the fund. Templeton makes the day-to-day investment decisions for the fund under the supervision of the advisor and the fund’s Board of Directors.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Gary P. Motyl, Chief Investment Officer of Templeton Global Equity Group and President of Templeton, has been a member of the team that manages International Value since 2004. He joined Templeton in 1981 and has served as President of Templeton since 1999, during which time he has managed global and non-US equity funds, institutional mutual funds and separate account portfolios. Mr. Motyl earned a bachelor’s degree in finance from Lehigh University in Pennsylvania and an MBA from Pace University in New York. He is a CFA charterholder.

Neil Devlin, Executive Vice President of Templeton Global Equity Group, has been a member of the team that manages International Value since 2010. He rejoined Templeton in June 2006 as Executive Vice President and Portfolio Manager/Research Analyst during which time he has managed institutional and mutual fund equity portfolios. Prior to joining Templeton, he was a portfolio manager with Boston Partners from 1999 until 2006. Mr. Devlin earned a B.A. in economics and philosophy from Brandeis University. He is a CFA charterholder.

The SAI provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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